UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2023

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

rYojbaba Inc. Consulting Agreement

On April 4, 2023 (the “rYojbaba Effective Date”), HeartCore Enterprises, Inc. (the “Company”) entered into a Consulting and Services Agreement (the “rYojbaba Consulting Agreement”) by and between the Company and RYojbaba Inc., a Japanese corporation (“rYojbaba”). Pursuant to the terms of the rYojbaba Consulting Agreement, the Company agreed to provide rYojbaba certain services, including the following (collectively, the “rYojbaba Services”):

(i)	Assistance with the selection and negotiation of terms for a law firm, underwriter and auditing firm for rYojbaba;
(ii)	Assisting in the preparation of documentation for internal controls required for an initial public offering of de-SPAC or other rYojbaba Fundamental Transaction (as defined in the rYojbaba Consulting Agreement) by rYojbaba;
(iii)	Providing support services to remove problematic accounting accounts upon listing;
(iv)	Translation of requested documents into English;
(v)	Attend and, if requested by rYojbaba, lead meetings with rYojbaba’s management and employees;
(vi)	Provide rYojbaba with support services related to rYojbaba’s NASDAQ listing;
(vii)	Conversion of accounting data from Japanese standards to U.S. GAAP;
(viii)	Support for rYojbaba’s negotiations with the audit firm;
(ix)	Assist in the preparation of S-1 or F-1 filings;
(x)	Creation of English web page; and
(xi)	Preparing an investor presentation/deck and executive summary of rYojbaba’s operations.

In providing the rYojbaba Services, the Company will not render legal advice or perform accounting services, and will not act as an investment advisor or broker/dealer. Pursuant to the terms of the rYojbaba Consulting Agreement, the parties agreed that the Company will not provide the following services, among others: negotiation of the sale of rYojbaba’s securities; participation in discussions between rYojbaba and potential investors; assisting in structuring any transactions involving the sale of rYojbaba’s securities; pre-screening of potential investors; due diligence activities; nor providing advice relating to valuation of or financial advisability of any investments in rYojbaba.

Pursuant to the terms of the rYojbaba Consulting Agreement, rYojbaba agreed to compensate the Company as follows in return for the provision of the rYojbaba Services during the eight-month term:

(a)	$500,000, to be paid as follows: (i) $200,000 on the rYojbaba Effective Date; (ii) $150,000 on the three-month anniversary of the rYojbaba Effective Date; and (iii) $150,000 on the date that rYojbaba first files a Form S-1, Form F-1, Form S-4, Form F-4 or any similar or replacement form with the SEC with respect to any transaction which is reasonably expected to result in the rYojbaba Trigger Date (as defined in the rYojbaba Warrant); and

(b)	Issuance by rYojbaba to the Company of a warrant (the “rYojbaba Warrant”), deemed fully earned and vested as of the rYojbaba Effective Date, to acquire a number of shares of capital stock of rYojbaba, to initially be equal to 3% of the fully diluted share capital of rYojbaba as of the rYojbaba Effective Date, subject to adjustment as set forth in the rYojbaba Consulting Agreement and the rYojbaba Warrant.

For any services performed by the Company beyond the rYojbaba Term (as hereinafter defined), rYojbaba will compensate the Company for rYojbaba Services at the rate of $150 per hour, based on the hours spent by personnel of the Company.

The term of the rYojbaba Consulting Agreement will continue until eight months after the rYojbaba Effective Date, unless sooner terminated in accordance with the terms of the rYojbaba Consulting Agreement (the “rYojbaba Term”). The rYojbaba Consulting Agreement may be terminated at any time by either party upon notice to the other party.

The foregoing description of the rYojbaba Consulting Agreement is qualified in its entirety by reference to the rYojbaba Consulting Agreement, a copy of which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

rYojbaba Warrant

As provided in the rYojbaba Consulting Agreement, on the rYojbaba Effective Date, rYojbaba issued the rYojbaba Warrant to the Company. Pursuant to the terms of the rYojbaba Warrant, the Company may, at any time (i) on or after the earlier of the date that either (a) rYojbaba completes its first initial public offering of stock in the U.S. resulting in any class of rYojbaba’s stock being listed for trading on any tier of the Nasdaq Stock Market (“Nasdaq”), the New York Stock Exchange (“NYSE”) or the NYSE American; (b) rYojbaba consummates a merger or other transaction with a special purpose acquisition company (“SPAC”) wherein rYojbaba becomes a subsidiary of the SPAC; or (c) rYojbaba undertakes any other rYojbaba Fundamental Transaction (the “rYojbaba Trigger Date”); and (ii) on or prior to the close of business on the tenth anniversary of the rYojbaba Trigger Date, exercise the rYojbaba Warrant to purchase 3,000 shares of rYojbaba’s common stock, which represents 3% of rYojbaba’s issued and outstanding common stock as of the rYojbaba Trigger Date, for an exercise price per share of $0.01, subject to adjustment as provided in the rYojbaba Warrant. The number of shares for which the rYojbaba Warrant will be exercisable will be automatically adjusted on the rYojbaba Trigger Date to be 3% of the fully diluted number and class of shares of capital stock of rYojbaba as of the rYojbaba Trigger Date, following completion of the transactions which caused the rYojbaba Trigger Date to be achieved. The rYojbaba Warrant contains a 9.99% equity blocker.

The foregoing description of the rYojbaba Warrant is qualified in its entirety by reference to the rYojbaba Warrant, a copy of which is filed as Exhibit 10.2 hereto and which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 11, 2023, the Company issued a press release regarding the rYojbaba Consulting Agreement and the rYojbaba Warrant. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consulting and Services Agreement, dated as of April 4, 2023, by and between the registrant and rYojbaba Inc.
10.2	Common Stock Purchase Warrant, dated April 4, 2023, issued by rYojbaba Inc. to the registrant.
99.1	Press release of the registrant issued on April 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: April 11, 2023	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer